Exhibit 99.1
Perimeter Group Reports Third Quarter 2026 Financial Results
November 5, 2026
Third quarter Net Income of $304.5M and Adjusted Net Income of $144.3M
Continued Value Driver execution and recent acquisitions drove third quarter Adjusted EBITDA of $223.5M
Third quarter Earnings Per Diluted Share of $1.74 and Adjusted Earnings Per Diluted Share of $0.85
Perimeter Group Inc. completed its name change from Perimeter Solutions, Inc.
Charlotte, N.C., November 5, 2026 – Perimeter Group Inc. (NYSE: PRM) (“Perimeter,” “Perimeter Group,” or the “Company”), a leading provider of industrial products and services that support critical and complex customer missions across a range of niche applications, today reported financial results for its third quarter ended September 30, 2026.
Third Quarter 2026 Results
•Net sales increased 24% to $389.9 million in the third quarter, as compared to $315.4 million in the prior year quarter.
•Fire Safety net sales increased 14% to $312.6 million, as compared to $273.4 million in the prior year quarter.
•Specialty Products net sales increased 84% to $77.3 million, as compared to $42.0 million in the prior year quarter.
•Net income during the third quarter was $304.5 million, or $1.74 earnings per diluted share, as compared to a net loss of $90.7 million, or $0.62 loss per diluted share in the prior year quarter.
•Third quarter non-GAAP adjusted earnings per diluted share was $0.85, as compared to non-GAAP adjusted earnings per diluted share of $0.82 in the prior year quarter.
•Adjusted EBITDA increased 20% to $223.5 million in the third quarter, as compared to $186.3 million in the prior year quarter.
•Fire Safety Segment Adjusted EBITDA increased 14% to $201.6 million, as compared to $177.2 million in the prior year quarter.
•Specialty Products Segment Adjusted EBITDA increased 140% to $21.9 million, as compared to $9.1 million in the prior year quarter.
•Reconciliation tables for non-GAAP measures are available in the attached schedules.
Year-to-Date 2026 Results
•Net sales increased 32% to $728.7 million during the year-to-date period, as compared to $550.1 million in the prior year period.
•Fire Safety net sales increased 13% to $487.0 million, as compared to $430.8 million in the prior year period.
•Specialty Products net sales increased 103% to $241.7 million, as compared to $119.3 million in the prior year period.
•Net income during the year-to-date period was $195.8 million, or $1.14 earnings per diluted share, as compared to net loss of $66.1 million, or $0.45 loss per diluted share in the prior year period.
•Non-GAAP adjusted earnings per diluted share was $1.27, as compared to non-GAAP adjusted earnings per diluted share of $1.24 in the prior year period.

•Adjusted EBITDA increased 25% to $370.3 million in the year-to-date period, as compared to $295.7 million in the prior year period.
•Fire Safety Segment Adjusted EBITDA increased 13% to $299.1 million, as compared to $265.0 million in the prior year period.
•Specialty Products Segment Adjusted EBITDA increased 131% to $71.2 million, as compared to $30.7 million in the prior year period.
•Reconciliation tables for non-GAAP measures are available in the attached schedules.
Capital Allocation
•On July 30, 2026, the Company completed the acquisition of Monaco Enterprises, Inc. (“Monaco”) for a total cash purchase price, net of cash acquired, of $117.1 million which was funded with cash on hand and proceeds from existing credit facilities.
•The Company invested $12.7 million in capital expenditures during the quarter ended September 30, 2026.

Conference Call and Webcast
As previously announced, Perimeter Group management will hold a conference call at 8:30 a.m. ET on Thursday, November 5, 2026 to discuss financial results for the third quarter 2026. The conference call can be accessed by dialing (800) 420-1459 (toll-free) or (203) 518-9861 (toll) and using Conference ID “PRMQ326”.
The conference call will also be webcast simultaneously on Perimeter’s website (https://ir.perimetergroup.com), accessed under the Investor Relations page. The webcast link will be made available on the Company's website prior to the start of the call; go to the investor relations page of our website to the News & Events menu and click on “Events & Presentations.”
A slide presentation will also be available for reference during the conference call; go to the investor relations page of our website to the News & Events menu and click on “Events & Presentations.”
Following the live webcast, a replay will be available on the Company’s website. The replay will be available until November 4, 2027 (11:59 p.m. ET).
About Perimeter Group
Perimeter Group (NYSE: PRM) is a leading provider of industrial products and services that support critical and complex customer missions across a range of niche applications. It comprises six market-leading businesses across two reporting segments: Fire Safety (Perimeter Solutions, Solberg Fire, and Monaco Enterprises) and Specialty Products (Phosphorus Derivatives Inc., Medical Manufacturing Technologies, and Intelligent Manufacturing Solutions). Perimeter prioritizes serving its customers’ needs while driving private-equity-like returns, all enabled by its Operational Value Drivers model and decentralized operating structure. Perimeter reinvests in its businesses to strengthen the products and services they provide to customers, and it expects to continue growing organically and through value-creating acquisitions.
Forward-looking Information
This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will,” and similar references to future periods.
Any such forward-looking statements are not guarantees of performance or results, and involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. Although Perimeter believes any forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in any forward-looking statements, including the risk factors described from time to time by us in our filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Stockholders, potential investors and other readers should consider these factors carefully in evaluating the forward-looking statements.
Any forward-looking statement made by Perimeter in this press release speaks only as of the date on which it is made. Perimeter undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SOURCE: Perimeter Group Inc.
CONTACT: ir@perimetergroup.com

PERIMETER GROUP INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND
COMPREHENSIVE INCOME (LOSS)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
In Thousands, except per share data	2026	2025	2026	2025
Net sales	$389,865	$315,443	$728,744	$550,112
Cost of goods sold	151,509	116,334	321,733	221,354
Gross profit	238,356	199,109	407,011	328,758
Operating expenses (income):
Selling, general and administrative expense	30,741	23,477	80,795	55,743
Amortization expense	24,770	15,199	71,394	43,902
Founders advisory fees - related party	(239,469)	247,684	(49,592)	263,954
Other operating expense	5,859	96	18,491	925
Total operating (income) expenses	(178,099)	286,456	121,088	364,524
Operating income (loss)	416,455	(87,347)	285,923	(35,766)
Other expense (income):
Interest expense, net	20,369	9,870	64,318	29,444
Foreign currency loss (gain)	294	6	(2,260)	(3,249)
Other expense (income), net	383	(73)	46	(142)
Total other expense, net	21,046	9,803	62,104	26,053
Income (loss) before income taxes	395,409	(97,150)	223,819	(61,819)
Income tax (expense) benefit	(90,943)	6,490	(28,052)	(4,316)
Net income (loss)	304,466	(90,660)	195,767	(66,135)
Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustments	(691)	(2,327)	(16,389)	29,678
Total comprehensive income (loss)	$303,775	$(92,987)	$179,378	$(36,457)
Earnings (loss) per share:
Basic	$1.86	$(0.62)	$1.22	$(0.45)
Diluted	$1.74	$(0.62)	$1.14	$(0.45)
Weighted average number of shares outstanding:
Basic	163,688,173	146,803,539	160,356,893	147,923,437
Diluted	174,956,402	146,803,539	172,246,782	147,923,437

PERIMETER GROUP INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

In Thousands, except per share data	September 30, 2026	December 31, 2025
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$115,911	$325,927
Accounts receivable, net	176,572	64,363
Inventories	221,522	139,634
Prepaid expenses and other current assets	34,106	34,049
Total current assets	548,111	563,973
Property, plant and equipment, net	116,682	85,138
Operating lease right-of-use assets	44,590	30,152
Finance lease right-of-use assets	5,719	5,713
Goodwill	1,431,253	1,065,211
Intangible assets, net	1,246,509	899,323
Other assets, net	2,836	3,497
Total assets	$3,395,700	$2,653,007
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$44,843	$30,301
Accrued expenses and other current liabilities	73,750	47,212
Founders advisory fees payable - related party	61,437	95,726
Deferred revenue	16,619	1,879
Total current liabilities	196,649	175,118
Long-term debt, net	1,210,852	669,122
Operating lease liabilities, net of current portion	38,593	27,860
Finance lease liabilities, net of current portion	7,479	5,694
Deferred income taxes	157,419	80,410
Founders advisory fees payable - related party	329,668	440,697
Preferred stock	120,100	115,904
Preferred stock - related party	525	1,293
Other non-current liabilities	4,836	3,590
Total liabilities	2,066,121	1,519,688
Equity:
Common stock, $0.0001 par value per share	19	17
Treasury stock, at cost	(168,197)	(168,197)
Additional paid-in capital	2,117,838	2,100,958
Accumulated other comprehensive loss	(22,759)	(6,370)
Accumulated deficit	(597,322)	(793,089)
Total equity	1,329,579	1,133,319
Total liabilities and equity	$3,395,700	$2,653,007

PERIMETER GROUP INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
In Thousands	2026	2025
Cash flows from operating activities:
Net income (loss)	$195,767	$(66,135)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Founders advisory fees - related party (change in fair value)	(49,592)	263,954
Depreciation and amortization expense	86,177	53,610
Interest and payment-in-kind on preferred stock	5,713	5,499
Stock-based compensation	9,872	11,428
Non-cash lease expense	8,261	4,841
Deferred income taxes	8,033	(58,172)
Amortization of deferred financing costs	2,075	1,342
Foreign currency gain	(2,260)	(3,249)
Loss on disposal of assets	197	10
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(86,821)	(48,962)
Inventories	(30,283)	316
Prepaid expenses and other current assets	(8,642)	5,460
Accounts payable	6,735	6,639
Deferred revenue	11,574	7,805
Income taxes payable, net	8,057	33,049
Accrued expenses and other current liabilities	9,635	13,136
Founders advisory fees - related party (cash settled)	(95,726)	(6,677)
Operating lease liabilities	(6,501)	(3,363)
Finance lease liabilities	(349)	(367)
Other, net	1,580	(615)
Net cash provided by operating activities	73,502	219,549
Cash flows from investing activities:
Purchase of property and equipment	(31,200)	(22,599)
Purchase of intangible assets	—	(15,226)
Purchase of businesses, net of cash acquired	(799,416)	(22,000)
Net cash used in investing activities	(830,616)	(59,825)
Cash flows from financing activities:
Common stock repurchased	—	(40,370)
Proceeds from exercises of options	7,714	19,477
Principal payments on finance lease obligations	(603)	(689)
Proceeds from revolving credit facility	80,000	—
Repayments of revolving credit facility	(80,000)	—
Proceeds from issuance of long-term debt	550,000	—
Payment of debt issuance costs	(10,057)	—
Net cash provided by (used in) financing activities	547,054	(21,582)
Effect of foreign currency on cash and cash equivalents	44	4,049
Net change in cash and cash equivalents	(210,016)	142,191
Cash and cash equivalents, beginning of period	325,927	198,456
Cash and cash equivalents, end of period	$115,911	$340,647
Supplemental disclosures of cash flow information:
Cash paid for interest	$38,388	$19,870
Cash paid for income taxes	$9,988	$28,237

Non-GAAP Financial Metrics

The Company provides non-GAAP financial measures for Adjusted EBITDA, Segment Adjusted EBITDA, Adjusted Net Income, and Adjusted Earnings Per Share data as supplemental information regarding the Company’s business performance. The Company believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of the Company’s past financial performance and future results. The Company’s management uses these non-GAAP financial measures when it internally evaluates the performance of its business and makes operating decisions, including internal operating budgeting, performance measurement, and discretionary compensation.

Adjusted EBITDA and Segment Adjusted EBITDA

Adjusted EBITDA and Segment Adjusted EBITDA are defined as income (loss) before income taxes plus net interest and other financing expenses, and depreciation and amortization, adjusted on a consistent basis for certain non-recurring, unusual or non-operational items. These items include (i) restructuring, (ii) acquisition related costs, (iii) founder advisory fee expenses, (iv) stock-based compensation expense, (v) purchase accounting impact - inventory step up and (vi) foreign currency loss (gain). To supplement the Company’s condensed consolidated financial statements presented in accordance with U.S. GAAP, Perimeter is providing a summary to show the computations of Adjusted EBITDA and Segment Adjusted EBITDA, which are non-GAAP measures used by the Company's management and by external users of Perimeter’s financial statements, such as debt and equity investors, commercial banks and others, to assess the Company’s operating performance as compared to that of other companies, without regard to financing methods, capital structure or historical cost basis. Adjusted EBITDA and Segment Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flows provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP.

(Unaudited)	Three Months Ended September 30, 2026			Three Months Ended September 30, 2025
In Thousands	Fire Safety	Specialty Products	Total	Fire Safety	Specialty Products	Total
Income (loss) before income taxes	$382,906	$12,503	$395,409	$(62,022)	$(35,128)	$(97,150)
Depreciation and amortization	15,072	15,058	30,130	14,433	4,360	18,793
Interest and financing expense	9,149	11,220	20,369	5,956	3,914	9,870
Founders advisory fees - related party	(209,721)	(29,748)	(239,469)	213,008	34,676	247,684
Non-recurring expenses (1)	1,073	1,708	2,781	557	5	562
Acquisition costs	590	5,375	5,965	2	31	33
Stock-based compensation expense	2,474	1,908	4,382	5,234	1,285	6,519
Purchase accounting impact - inventory step up (2)	—	3,676	3,676	—	—	—
Foreign currency loss (gain)	92	202	294	42	(36)	6
Segment Adjusted EBITDA	$201,635	$21,902	$223,537	$177,210	$9,107	$186,317

(1)
For the three months ended September 30, 2026, $1.8 million was related to restructuring and other non-recurring costs and $1.0 million was related to litigation costs arising from a contractual dispute. For the three months ended September 30, 2025, $0.6 million was related to restructuring and other non-recurring costs.

(2)	For the three months ended September 30, 2026, $3.7 million was primarily related to the impact of purchase accounting on the cost of inventory sold. The acquired inventory was recorded at fair value, resulting in a step-up in basis.

(Unaudited)	Nine Months Ended September 30, 2026			Nine Months Ended September 30, 2025
In Thousands	Fire Safety	Specialty Products	Total	Fire Safety	Specialty Products	Total
Income (loss) before income taxes	$265,704	$(41,885)	$223,819	$(30,212)	$(31,607)	$(61,819)
Depreciation and amortization	43,822	42,355	86,177	40,818	12,792	53,610
Interest and financing expense	28,198	36,120	64,318	18,090	11,354	29,444
Founders advisory fees - related party	(43,431)	(6,161)	(49,592)	227,000	36,954	263,954
Non-recurring expenses (1)	2,422	3,293	5,715	818	690	1,508
Acquisition costs	600	17,891	18,491	98	764	862
Stock-based compensation expense	5,199	4,673	9,872	8,817	2,611	11,428
Purchase accounting impact - inventory step up (2)	—	13,746	13,746	—	—	—
Foreign currency (gain) loss	(3,429)	1,169	(2,260)	(475)	(2,774)	(3,249)
Segment Adjusted EBITDA	$299,085	$71,201	$370,286	$264,954	$30,784	$295,738

(1)
For the nine months ended September 30, 2026, $3.3 million was related to restructuring and other non-recurring costs and $2.4 million was related to litigation costs arising from a contractual dispute. For the nine months ended September 30, 2025, $1.1 million was related to restructuring and other non-recurring costs and $0.4 million was related to the Redomiciliation Transaction.

(2)	For the nine months ended September 30, 2026, $13.7 million was primarily related to the impact of purchase accounting on the cost of inventory sold. The acquired inventory was recorded at fair value, resulting in a step-up in basis.

Adjusted Net Income and Adjusted Earnings Per Share

The computation of Adjusted Earnings Per Share (“Adjusted EPS”) is defined as Adjusted Net Income divided by adjusted diluted shares. Adjusted Net Income is defined as net income (loss) plus amortization, certain non-recurring, unusual or non-operational items, and the tax impact of these non-GAAP adjustments. These adjustments include (i) restructuring, (ii) acquisition related costs, (iii) founder advisory fee expenses, (iv) stock-based compensation expense, (v) purchase accounting impact - inventory step up and (vi) foreign currency loss (gain). Adjusted diluted shares is the weighted average diluted shares outstanding, adjusted by adding dilution for options excluded under U.S. GAAP due to a net loss, less dilution related to founders advisory fees. To supplement the Company’s condensed consolidated financial statements presented in accordance with U.S. GAAP, Perimeter is providing a summary to show the computations of Adjusted Net Income and Adjusted EPS, which are non-GAAP measures used by the Company's management and by external users of Perimeter’s financial statements, such as debt and equity investors, commercial banks and others, to assess the Company's operating performance as compared to that of other companies, without regard to financing methods, capital structure or historical cost basis. Adjusted EPS and Adjusted Net Income should not be considered alternatives to GAAP earnings (loss) per share (“GAAP EPS”), net income (loss), operating income (loss), cash flows provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP.

(Unaudited)	Three Months Ended September 30,
In Thousands, except share and per share data	2026	2025
GAAP net income (loss)	$304,466	$(90,660)
Adjustments:
Amortization	24,770	15,199
Founders advisory fees - related party	(239,469)	247,684
Non-recurring expenses (1)	2,781	562
Acquisition costs	5,965	33
Stock-based compensation expense	4,382	6,519
Purchase accounting impact - inventory step up (2)	3,676	—
Foreign currency loss	294	6
Tax impact of non-GAAP adjustments (3)	37,432	(53,796)
Adjusted net income	$144,297	$125,547

Shares used in computing GAAP Earnings (Loss) Per Share (diluted)	174,956,402	146,803,539
Options (4)	—	6,856,989
Shares underlying Founders fixed advisory fees (5)	(4,714,122)	—
Shares underlying Founders variable advisory fees (6)	—	—
Shares used in computing Adjusted Earnings Per Share (diluted)	170,242,280	153,660,528

GAAP Earnings (Loss) Per Share (diluted)	$1.74	$(0.62)
Adjusted Earnings Per Share (diluted)	$0.85	$0.82
______________________________
(1)
For the three months ended September 30, 2026, $1.8 million was related to restructuring and other non-recurring costs and $1.0 million was related to litigation costs arising from a contractual dispute. For the three months ended September 30, 2025, $0.6 million was related to restructuring and other non-recurring costs.

(2)	For the three months ended September 30, 2026, $3.7 million was primarily related to the impact of purchase accounting on the cost of inventory sold. The acquired inventory was recorded at fair value, resulting in a step-up in basis.
(3)	The tax impact of non-GAAP adjustments reflects the total income tax expense commensurate with the non-GAAP measure of profitability.
(4)	The Company adds back the dilutive impact of options if amounts were excluded for purposes of GAAP EPS due to a GAAP net loss during the period.
(5)	As of September 30, 2026, a maximum of 2.4 million shares were issuable within 12 months under the Founders fixed advisory fee.
(6)	Based on period end market prices as of September 30, 2026, no shares were issuable within 12 months under the Founders variable advisory fee.

(Unaudited)	Nine Months Ended September 30,
In Thousands, except share and per share data	2026	2025
GAAP net income (loss)	$195,767	$(66,135)
Adjustments:
Amortization	71,394	43,902
Founders advisory fees - related party	(49,592)	263,954
Non-recurring expenses (1)	5,715	1,508
Acquisition costs	18,491	862
Stock-based compensation expense	9,872	11,428
Purchase accounting impact - inventory step up (2)	13,746	—
Foreign currency gain	(2,260)	(3,249)
Tax impact of non-GAAP adjustments (3)	(50,231)	(65,490)
Adjusted net income	$212,902	$186,780

Shares used in computing GAAP Earnings (Loss) Per Share (diluted)	172,246,782	147,923,437
Options (4)	—	3,077,983
Shares underlying Founders fixed advisory fees (5)	(4,714,122)	—
Shares underlying Founders variable advisory fees (6)	—	—
Shares used in computing Adjusted Earnings Per Share (diluted)	167,532,660	151,001,420

GAAP Earnings (Loss) Per Share (diluted)	$1.14	$(0.45)
Adjusted Earnings Per Share (diluted)	$1.27	$1.24
______________________________
(1)
For the nine months ended September 30, 2026, $3.3 million was related to restructuring and other non-recurring costs and $2.4 million was related to litigation costs arising from a contractual dispute. For the nine months ended September 30, 2025, $1.1 million was related to restructuring and other non-recurring costs and $0.4 million was related to the Redomiciliation Transaction.

(2)	For the nine months ended September 30, 2026, $13.7 million was primarily related to the impact of purchase accounting on the cost of inventory sold. The acquired inventory was recorded at fair value, resulting in a step-up in basis.
(3)	The tax impact of non-GAAP adjustments reflects the total income tax expense commensurate with the non-GAAP measure of profitability.
(4)	The Company adds back the dilutive impact of options if amounts were excluded for purposes of GAAP EPS due to a GAAP net loss during the period.
(5)	As of September 30, 2026, a maximum of 2.4 million shares were issuable within 12 months under the Founders fixed advisory fee.
(6)	Based on period end market prices as of September 30, 2026, no shares were issuable within 12 months under the Founders variable advisory fee.